UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 OR 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)      May 23, 2005

THOMAS INDUSTRIES INC
(Exact name of registrant as specified in its charter)

Delaware	1-5426	61-0505332
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification Number)

4360 Brownsboro Road, Suite 300, Louisville, Kentucky	40207
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code      502/893-4600

Not Applicable
(Former name or former address, if changed since last report)

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 23, 2005, Thomas Industries Inc. reported that all required regulatory approvals with respect to the previously announced agreement to be acquired by Gardner Denver, Inc. have been received and announced that a special meeting of shareholders to approve the proposed transaction has been scheduled for July 1, 2005. A copy of the press release is furnished herewith as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits
	Exhibit Number	Description

	99.1	Press Release issued May 23, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMAS INDUSTRIES INC. (Registrant)
Dated: May 23, 2005	By:	/s/ Phillip J. Stuecker
Phillip J. Stuecker Vice President of Finance, Chief Financial Officer, and Secretary